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                                                                   Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Texas Biotechnology Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Stephen L. Mueller, Vice President, Finance & Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ STEPHEN L. MUELLER
-----------------------------------------
Stephen L. Mueller
Vice President, Finance & Administration

March 27, 2003

A signed original of this written statement required by Section 906 has been provided to Texas Biotechnology Corporation and will be retained by Texas Biotechnology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.